Exhibit 99.2

Fourth Quarter 2007 Supplemental Data

Sunrise, Thorne Mills on Steeles - Toronto, ON

All amounts shown in this report are unaudited and in U.S. dollars unless otherwise noted.

Ventas, Inc.

Fourth Quarter 2007 Supplemental Data

Triple-Net, Managed and Secured Loan Portfolio - Overview by Type (Dollars in Millions):1

Property Type	Number of Facilities	Number of Beds/Units/Square Feet		Number of States / Provinces	Ventas Investment	Cash Flow Coverage	Occupancy[2]	Annualized NNN Revenue[3]	Annualized Operating Property Revenue[4]	Total Annualized Revenue
Hospital -Stabilized Triple-Net	42	3,844	Beds	18	$369	3.0x	58%	$93	$0	$93
Skilled Nursing - Stabilized Triple-Net	197	24,577	Beds	29	$874	1.8x	88%	177	0	177
Senior Housing - Triple-Net & Loan	179	17,937	Units	32	$2,373	1.3x	89%	205	0	205
Senior Housing - Operating	79	6,513	Units	21	$2,033	N/A	93%	0	365	365
Medical Office - Stabilized	17	841,109	Square Feet	8	$157	N/A	96%	1	22	22
Medical Office - Lease-Up	2	181,952	Square Feet	2	$41	N/A	56%	0	3	3
Other - Stabilized Triple-Net	8	122	Beds	1	$7	4.2x	N/A	1	0	1

Total	524			45	$5,854	1.8x		$476	$389	$865

								55%	45%	100%

Triple-Net, Managed and Secured Loan Portfolio - Overview by State/Province:1

	Totals		Hospital		Skilled Nursing		Senior Housing		Medical Office		Other
State/Province	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	42	8%	5	417	9	1,159	28	3,407	—	—	—	—
Massachusetts	38	7%	2	109	26	2,811	10	1,259	—	—	—	—
Ohio	35	7%	1	29	14	1,863	18	1,287	2	143,567	—	—
Pennsylvania	35	7%	2	115	6	797	25	1,686	2	111,671	—	—
Kentucky	31	6%	3	760	27	3,081	—	—	1	50,000	—	—
Florida	28	5%	6	511	—	—	16	1,625	6	206,641	—	—
Indiana	23	4%	1	59	13	1,968	9	1,002	—	—	—	—
North Carolina	23	4%	1	124	16	1,836	6	437	—	—	—	—
Illinois	21	4%	4	431	—	—	17	2,637	—	—	—	—
Texas	21	4%	7	496	—	—	3	262	3	78,622	8	122
All Other	227	43%	10	793	86	11,062	126	10,848	5	432,560	—	—

Total	524	100%	42	3,844	197	24,577	258	24,450	19	1,023,061	8	122

[1]	Totals may not foot due to rounding.
[2]	Occupancy shown for Senior Housing excludes communities in lease-up and those securing loans. Occupancy for triple-net properties is as of 3Q07 and occupancy for operating properties is as of 4Q07.
[3]	Annualized fourth quarter Ventas revenue assuming all events occurred at the beginning of the period.
[4]	Revenue reflects Ventas's portion only for joint venture assets.

Ventas, Inc.

Fourth Quarter 2007 Supplemental Data

Triple-Net Owned, Managed and Secured Loan Portfolio - Property Type Concentration (Dollars in Millions): 1

Property Type	Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%
Senior Housing	258	$4,406	75%	$570	66%
Skilled Nursing	197	874	15%	177	20%
Hospitals	42	369	6%	93	11%
Medical Office	19	198	3%	25	3%
Other	8	7	NM	1	NM

Total	524	$5,854	100%	$865	100%

Triple-Net Owned, Managed and Secured Loan Portfolio - Operator Concentration (Dollars in Millions): 1

Operator/Manager	Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%
Sunrise Senior Living	79	$2,033	34%	$365	42%
Brookdale Senior Living	83	1,386	24%	123	14%
Kindred Healthcare	203	935	16%	237	27%
Senior Care	66	625	11%	49	6%
Emeritus Senior Living	16	196	3%	19	2%
Capital Senior Living	11	158	3%	13	2%
NexCore	4	93	2%	12	1%
Genesis Healthcare	11	88	2%	9	1%
Benchmark Assisted Living	4	55	1%	5	1%
Trans Healthcare	7	53	1%	7	1%
All Other	40	233	4%	26	3%

Total	524	$5,854	100%	$865	100%

Triple-Net Owned, Managed and Secured Loan Portfolio - State/Province Concentration (Dollars in Millions): 1

State/Province	Property Count	Annualized Rent/Revenue[2]	%
California	42	$113	13%
Illinois	21	92	11%
Massachusetts	38	53	6%
Ontario	9	49	6%
Pennsylvania	35	48	6%
New Jersey	11	39	4%
Florida	28	37	4%
Colorado	14	32	4%
Ohio	35	30	4%
New York	14	28	3%
All Other	277	345	40%

Total	524	$865	100%

[1]	Totals may not foot due to rounding.
[2]	Annualized fourth quarter Ventas revenue assuming all events occurred at the beginning of the period. Operating asset revenue reflects Ventas's portion only for joint venture assets.

Ventas, Inc.

Fourth Quarter 2007 Supplemental Data

Same-Store Triple-Net Portfolio Trend Data for Properties Owned as of July 1, 2006:

		Sequential Quarter Comparison				Year Over Year Comparison
Property Type	Number of Facilities	2Q07 Cash Flow Coverage	3Q07 Cash Flow Coverage	2Q07 Occupancy	3Q07 Occupancy	3Q06 Cash Flow Coverage	3Q07 Cash Flow Coverage	3Q06 Occupancy	3Q07 Occupancy
Hospitals	40	2.9x	3.0x	61%	58%	3.4x	3.0x	57%	58%
Skilled Nursing	179	1.8x	1.8x	88%	88%	1.9x	1.8x	88%	88%
Senior Housing	128	1.3x	1.3x	91%	90%	1.3x	1.3x	91%	90%
Other	8	4.0x	4.2x	N/A	N/A	2.7x	4.2x	N/A	N/A

Total	355	1.9x	1.9x			1.9x	1.9x

Same-Store Triple-Net Portfolio Trend Data for Properties Owned as of April 1, 2007:

		Sequential Quarter Comparison
Property Type	Number of Facilities	2Q07 Cash Flow Coverage	3Q07 Cash Flow Coverage	2Q07 Occupancy	3Q07 Occupancy
Hospitals	42	2.9x	3.0x	61%	58%
Skilled Nursing	197	1.8x	1.8x	88%	88%
Senior Housing	172	1.3x	1.3x	89%	89%
Other	8	4.0x	4.2x	N/A	N/A

Total	419	1.8x	1.8x

Ventas, Inc.

Fourth Quarter 2007 Supplemental Data

Medical Office Operating Portfolio Statistics:1

	Year Over Year Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	4Q07	4Q06	4Q07	4Q06	4Q07	4Q06
Number of properties:	14	8	8	8	2	—
Number of square feet:	779,573	259,185	258,587	259,185	181,952	—
Occupancy:	95%	99%	95%	98%	56%	—
Average annual rate per square foot:	$28	$27	$29	$27	$27	—
Operating revenue:	$5.5	$1.8	$1.8	$1.8	$0.7	—
Less expenses:	2.5	0.7	0.7	0.7	0.6	—
Total NOI:	3.0	1.0	1.0	1.0	0.1	—
Less joint venture share:	0.0	0.0	0.0	0.0	0.0	—
Ventas NOI:	$3.0	$1.0	$1.0	$1.0	$0.1	—

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	4Q07	3Q07	4Q07	3Q07	4Q07	3Q07
Number of properties:	14	10	8	8	2	1
Number of square feet:	779,573	391,287	258,587	259,185	181,952	81,286
Occupancy:	95%	96%	95%	97%	56%	50%
Average annual rate per square foot:	$28	$28	$29	$29	$27	$23
Operating revenue:	$5.5	$2.6	$1.8	$1.8	$0.7	$0.3
Less expenses:	2.5	1.2	0.7	0.7	0.6	0.1
Total NOI:	3.0	1.4	1.0	1.1	0.1	0.1
Less joint venture share:	0.0	0.0	0.0	0.0	0.0	0.0
Ventas NOI:	$3.0	$1.4	$1.0	$1.1	$0.1	$0.1

[1]	Dollars in millions except for rate data. Totals may not foot due to rounding.
[2]	Includes only those MOBs owned in both comparison periods.

Ventas, Inc.

Fourth Quarter 2007 Supplemental Data

Senior Housing Operating Portfolio Statistics:1

	Stabilized		Lease-up
	4Q07	3Q07	4Q07	3Q07
Number of properties:	72	72	7	6
Number of units:	5,831	5,831	682	453
Resident day capacity:	633,972	633,972	55,720	50,600
Average resident occupancy:	93%	93%	64%	61%
Average daily rate / resident fees:	$171	$167	$171	$169
Operating revenue:	$100.8	$98.7	$6.1	$5.2
Less expenses:	68.2	65.7	5.0	4.2
Total NOI:	32.6	33.0	1.1	1.0
Less joint venture share:	4.6	4.7	0.3	0.2
Ventas NOI:	$28.0	$28.3	$0.9	$0.8

[1]	Dollars in millions except for Average daily rate resident fees. Totals may not foot due to rounding.

Ventas, Inc.

Fourth Quarter 2007 Supplemental Data

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios:1

		Sequential Quarter Comparison		Year Over Year Comparison
Ventas - Kindred Master Lease	Number of Facilities	2Q07	3Q07	3Q06	3Q07
1	83	2.2x	2.4x	2.3x	2.4x
2	41	2.2x	2.2x	2.6x	2.2x
3	38	1.9x	1.9x	2.3x	1.9x
4	41	2.3x	2.4x	2.5x	2.4x

Total	203	2.2x	2.2x	2.4x	2.2x

Property Type	Number of Facilities	2Q07	3Q07	3Q06	3Q07
Hospitals	38	2.9x	3.0x	3.4x	3.0x
Skilled Nursing Facilities	165	1.8x	1.8x	1.9x	1.8x

Total	203	2.2x	2.2x	2.4x	2.2x

[1]

Coverage reflects the ratio of Kindred's EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred's PeopleFirst Rehabilitation and Pharmacy Divisions has been eliminated from purchased ancillary expenses within the Ventas portfolio.

Ventas, Inc.

Fourth Quarter 2007 Supplemental Data

		Lease Rollover Year (Excluding Sunrise Operating Communities)[1]
	Totals	2008	2009	2010	2011	2012	Thereafter
Hospital - Stabilized Triple-Net:
Annualized Revenue	$92.9	—	—	$42.2	—	$0.5	$50.2

Skilled Nursing - Stabilized Triple-Net:
Annualized Revenue	$176.6	$0.9	—	$79.2	—	$7.9	$88.7

Senior Housing - Stabilized Triple-Net:
Annualized Revenue	$203.1	—	—	—	—	$3.0	$200.2

Medical Office - Stabilized:
Annualized Revenue	$20.3	$3.7	$1.6	$2.8	$2.1	$1.1	$9.1

Medical Office - Lease-Up:
Annualized Revenue	$2.5	—	—	—	$0.1	$0.2	$2.2

Other - Stabilized Triple-Net:
Annualized Revenue	$0.9	—	—	$0.9	—	—	—

Total:
Annualized Revenue	$496.4	$4.6	$1.6	$125.1	$2.2	$12.5	$350.3

[1]	Annualized fourth quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not foot due to rounding.

Ventas, Inc.

Fourth Quarter 2007 Supplemental Data

Company Development Data:

Properties in Lease-up:

Property Name	Company Ownership %	MSA	Property Type	Number of Residents or Beds/Units/Square Feet	Actual/Projected Opening Date	Ventas Estimated/Actual Acquisition Date	Total Development Cost[1]	Ventas Fixed Purchase Price (incl. FPAC)[1]	Expected Stabilized Yield
Sunrise of Hillcrest	80%	Dallas	AL/ALZ	90 Residents / 77 Units / 56,500 SF	June 2006	April 2007	$14.6	$12.3	10.0%
Sunrise of Bloomfield Hills	80%	Detroit	AL/ALZ	92 Residents / 76 Units / 58,600 SF	July 2006	April 2007	21.3	17.9	10.5%
Sunrise of Staten Island	80%	New York	AL/ALZ	100 Residents / 78 Units / 63,000 SF	November 2006	June 2007	29.7	25.0	9.5%-10.0%
Sunrise of Sandy	80%	Salt Lake City	AL/ALZ	95 Residents / 79 Units / 58,000 SF	November 2006	April 2007	18.0	15.1	9.5%-10.0%
Sunrise of Scottsdale	80%	Phoenix	AL/ALZ	95 Residents / 79 Units / 60,000 SF	March 2007	April 2007	20.2	17.0	9.5%-10.0%
Sunrise of Rocklin	80%	Sacramento	AL/ALZ	78 Residents / 64 Units / 48,000 SF	April 2007	April 2007	18.6	15.7	8.25%-8.75%
Sunrise of Thorne Mills on Steeles	80%	Toronto	IL/AL/ALZ	256 Residents / 229 Units / 210,000 SF	September 2007	December 2007	62.8 Cdn	52.7 Cdn	8.0%-8.5%

Properties to be Acquired:
Casper Wyoming Hospital & MOB[2]	0%	Casper, WY	Hosp/MOB	28 Beds / N/A Units / 50,132 SF	2Q08	2Q08	$29.0	N/A	10.5%

[1]	Dollars in millions.
[2]	Property will be acquired upon completion.